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                                                                    Exhibit 10.1

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                               JO-ANN STORES, INC.
                                 AS THE BORROWER

                            THE LENDERS NAMED HEREIN
                                   AS LENDERS

                                  BANK ONE, NA
                             AS DOCUMENTATION AGENT

                                  COMERICA BANK
                               NATIONAL CITY BANK
                                  AS CO-AGENTS

                                 [KEYBANK LOGO]



                          KEYBANK NATIONAL ASSOCIATION,
            AS A LENDER, THE SWING LINE LENDER, THE ISSUING BANK AND
                             AS ADMINISTRATIVE AGENT

                               -------------------

                                 AMENDMENT NO. 4
                                   DATED AS OF
                                DECEMBER 11, 2000
                                       TO
                                CREDIT AGREEMENT
                                   DATED AS OF
                                   MAY 5, 1999

                               -------------------



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                       AMENDMENT NO. 4 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of December 11, 2000 ("THIS AMENDMENT"), among:

          (i) JO-ANN STORES, INC., an Ohio corporation (herein, together with its successors and assigns, the "BORROWER");

          (ii) the Lenders party hereto (the "LENDERS");

          (iii) BANK ONE, NA, as Documentation Agent; and COMERICA BANK and NATIONAL CITY BANK, as Co-Agents; and

          (iv) KEYBANK NATIONAL ASSOCIATION, a national banking association, as a Lender, the Swing Line Lender, the Issuing Bank and as the Administrative Agent under the Credit Agreement:

     PRELIMINARY STATEMENTS:

     (1) The Borrower, the Lenders named therein, and the Administrative Agent entered into the Credit Agreement, dated as of May 5, 1999, as amended by Amendment No. 1 thereto, dated as of December 14, 1999, Amendment No. 2 thereto, dated as of March 7, 2000 and Amendment No. 3 thereto, dated as of March 22, 2000 (as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement.

     (2) The Borrower, the Lenders party hereto and the Administrative Agent desire to amend certain of the provisions of the Credit Agreement, all as more fully set forth below.

     NOW, THEREFORE, the parties hereby agree as follows:

     SECTION 1. AMENDMENTS, ETC.

     1.1. FIXED CHARGE COVERAGE. Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 9.9 of the Credit Agreement is amended in its entirety to read as follows:

          The Borrower will not permit its Fixed Charge Coverage Ratio (i) for the Testing Period ended on or nearest to January 31, 1999, or for any Testing Period thereafter and ended on or nearest to July 31, 2000, to be less than 1.50 to 1.00, (ii) for the Testing Period ended on or nearest to October 31, 2000, to be less than 1.475 to 1.00 and (iii) for the Testing Period ended on or nearest to January 31, 2001, and for any Testing Period ended thereafter, to be less than 1.50 to 1.00.

     1.2. PRICING CHANGES.

     (a) FOR GENERAL REVOLVING LOANS. Effective on the Effective Date of this Amendment provided for in section 4 hereof, for all General Revolving Loans then or thereafter outstanding (including any portions of any Interest Periods), and until changed in accordance with the applicable provisions of section 2.6(h) of the Credit Agreement based on the audited consolidated financial statements of the Borrower for the fiscal year ended on or nearest to January 31, 2001 or on the consolidated financial


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statements of the Borrower for any fiscal quarter ended thereafter, the
Applicable Eurodollar Margin for General Revolving Loans will be 200 basis points per annum.

     (a) FOR FACILITY FEE. Effective on and as of the Effective Date of this Amendment provided for in section 4 hereof, and until changed in accordance with the applicable provisions of section 4.1(a) of the Credit Agreement based on the audited consolidated financial statements of the Borrower for the fiscal year ended on or nearest to January 31, 2001 or on the consolidated financial statements of the Borrower for any fiscal quarter ended thereafter, the Applicable Facility Fee Rate will be 50 basis points per annum.

     (b) FOR LETTERS OF CREDIT. Effective on and as of the Effective Date of this Amendment provided for in section 4 hereof, for all Letters of Credit then or thereafter outstanding, and until changed in accordance with the applicable provisions of section 2.6(h) of the Credit Agreement based on the audited consolidated financial statements of the Borrower for the fiscal year ended on or nearest to January 31, 2001 or thereafter, the Applicable Eurodollar Margin will be 200 basis points per annum.

     SECTION 2. REPRESENTATIONS AND WARRANTIES.

     The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

     2.1. AUTHORIZATION, VALIDITY AND BINDING EFFECT. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

     2.2. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

     2.3. NO EVENT OF DEFAULT, ETC. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

     2.4. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

     SECTION 3. RATIFICATIONS.

     The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

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     SECTION 4. EFFECTIVENESS.

     The amendments to the Credit Agreement provided for in this Amendment shall become effective on December 11, 2000 (the "EFFECTIVE DATE") if on or prior to the Effective Date the following conditions shall have been satisfied:

          (a) this Amendment shall have been executed by the Borrower and the Administrative Agent and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

          (b) the Acknowledgment and Consent appended hereto shall have been executed by the Subsidiary Guarantors named therein, and counterparts thereof as so executed shall have been delivered to the Administrative Agent;

          (c) the Administrative Agent shall have been notified by all of the Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution); and

          (d) the Borrower shall have paid to the Administrative Agent, for immediate distribution to the Lenders executing this Amendment pro rata based on their respective General Revolving Commitments, an amendment fee at a rate equal to 5 basis points on the amount of the aggregate General Revolving Commitments.

After this Amendment becomes effective as provided herein, the Administrative Agent will promptly furnish a copy of this Amendment to each Lender and the Borrower and confirm the specific Effective Date hereof.

     SECTION 5. MISCELLANEOUS.

     5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

     5.2. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     5.3. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether the amendments to the Credit Agreement contemplated by this Amendment become effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

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     5.4. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

     5.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

     5.6. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.7. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

     5.8. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

               [The balance of this page is intentionally blank.]


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     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

JO-ANN STORES, INC.                                         KEYBANK NATIONAL ASSOCIATION,
                                                                    INDIVIDUALLY AS A  LENDER, THE ISSUING
                                                                    BANK  AND THE ADMINISTRATIVE AGENT

BY:_______________________________
        EXECUTIVE VICE PRESIDENT                            BY:_______________________________
            & CHIEF FINANCIAL OFFICER                               SENIOR VICE PRESIDENT

BANK ONE, NA (FORMERLY KNOWN AS THE FIRST                   NATIONAL CITY BANK,
NATIONAL BANK OF CHICAGO),                                       INDIVIDUALLY AS A LENDER AND
     INDIVIDUALLY AS A LENDER AND                                AS A CO-AGENT
     AS DOCUMENTATION AGENT

                                                            BY:_______________________________
BY:_______________________________                                   TITLE:
         TITLE:

COMERICA BANK,                                              FIRSTAR BANK, N. A.
     INDIVIDUALLY AS A LENDER AND
     AS A CO-AGENT

                                                            BY:_______________________________
BY:_______________________________                                   TITLE:
         TITLE:

FLEET NATIONAL BANK                                         UNION BANK OF CALIFORNIA, N. A.


BY:_______________________________                          BY:_______________________________
         TITLE:                                                      TITLE:

HARRIS TRUST AND SAVINGS BANK                               MERCANTILE BANK NATIONAL ASSOCIATION

BY:_______________________________                          BY:_______________________________
         TITLE:                                                      TITLE:

MELLON BANK, N. A.                                          THE HUNTINGTON NATIONAL BANK

BY:_______________________________                          BY:_______________________________
          TITLE:                                                     TITLE:

FIFTH THIRD BANK, NORTHEASTERN OHIO

BY:_______________________________
           TITLE:


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